MH Elite Portfolio of Funds Trust

MH Elite Small Cap Fund of Funds

Schedule of Investments

September 30, 2021 (Unaudited)

Mutual Funds (99.5%)	Shares	Value

MFS New Discovery Value Class R6	47,304	$ 982,982
Paradigm Micro Cap	19,296	944,530
Vanguard Small Cap Value Index Adm Class	12,038	875,036
Heartland Value Plus Inv Class	18,310	870,993
Baron Discovery Retail	21,523	794,847
Vanguard Tax-Managed Small Cap Adm Class	8,380	741,911
PIMCO StocksPLUS Small Class I	62,074	674,747
T. Rowe Price New Horizons	7,098	666,738
Alger Small Cap Focus Class I	20,622	655,780
Franklin Small Cap Value Adv Class	9,780	623,073
Virtus KAR Small-Cap Growth Class I	11,000	610,060
Principle Small Cap Class I	18,642	591,340
Fidelity Stock Selector Small Cap	8,574	308,831
Needham Small Growth Class I	8,515	263,030
Buffalo Small Cap	8,681	196,007

Total Mutual Funds (Cost $ 6,702,380)		9,799,905

Short-Term Securities (0.7%)

Fidelity Institutional Money Market Class I (Cost $ 71,217)		71,217

Total Short-Term Securities		71,217

Total Investments in Securities (Cost $ 6,773,597) (100.2%)		9,871,122

Net Other Assets and Liabilities (-0.2%)		(21,180)

Net Assets (100%)		$ 9,849,942

As of September 30, 2021, the investment cost and aggregate unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

Cost of investment securities	$6,702,380
Unrealized appreciation	3,101,518
Unrealized depreciation	3,993
Net unrealized appreciation (depreciation)	3,097,525

MH Elite Portfolio of Funds Trust

MH Elite Small Cap Fund of Funds

Schedule of Investments

September 30, 2021 (Unaudited)

Security Valuation - ASC 820 (formerly Statement of Financial Accounting Standards No. 157) establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  The topic establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).

All securities purchased by the Funds trade on national stock exchanges, are liquid and have closing prices that are readily available for use in pricing the Funds’ securities on a daily basis.  Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2021:

Description	Level 1 – Quoted prices	Level 2 – Other significant observable inputs	Level 3 – Significant unobservable inputs	Total
Mutual Funds	$ 9,799,905	-	-	$ 9,799,905
Short Term Investments	71,217	-	-	71,217
Total Investments in Securities	$ 9,871,122	-	-	$ 9,871,122

For additional information on the Fund’s policy regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent financial statements included in its semiannual or annual report to shareholders.